Subsequent Events (Detail) $ / shares in Units, $ in Millions	Jan. 05, 2017	Jan. 18, 2017 USD ($) $ / shares shares	Jun. 23, 2015 USD ($) shares	Jan. 31, 2014 USD ($) shares
Equity subscription, value | shares			424,269	634,679
Equity subscription, shares | $			$ 3.0	$ 10.0
Reverse share split ratio	0.0333
Intrexon Corporation
Equity subscription, value | shares		2,421,073
Equity subscription, price per share | $ / shares		$ 10.326
Equity subscription, shares | $		$ 25.0